[MFS Logo]                                                     ANNUAL REPORT FOR
THE FIRST NAME IN MUTUAL FUNDS                                 YEAR ENDED
                                                               OCTOBER 31, 1995





MFS(R) UTILITIES FUND



                                  [Front cover
                               A photo of a dam.]

MFS(R)  UTILITIES  FUND
TRUSTEES                                             SECRETARY
A. Keith Brodkin* - Chairman and President           Stephen E. Cavan*

Richard B. Bailey* - Private Investor;               ASSISTANT  SECRETARY
Former Chairman and Director (until 1991),           James R. Bordewick, Jr.*
Massachusetts Financial Services Company;
Director, Cambridge Bancorp; Director,               CUSTODIAN
Cambridge Trust Company                              State Street Bank and Trust Company

Marshall N. Cohan - Private Investor                 AUDITORS
                                                     Ernst & Young LLP
Lawrence H. Cohn, M.D. - Chief of Cardiac
Surgery, Brigham and Women's Hospital;               INVESTOR  INFORMATION
Professor of Surgery, Harvard Medical School         For MFS stock and bond market outlooks,
                                                     call toll free: 1-800-637-4458 anytime from
The Hon. Sir J. David Gibbons, KBE - Chief           a touch-tone telephone.
Executive Officer, Edmund Gibbons Ltd.;
Chairman, Bank of N.T. Butterfield & Son Ltd.        For information on MFS mutual funds,
                                                     call your financial adviser or, for an
Abby M. O'Neill - Private Investor;                  information kit, call toll free:
Director, Rockefeller Financial Services, Inc.       1-800-637-2929 any business day from
(investment adviser)                                 9 a.m. to 5 p.m. Eastern time (or leave
                                                     a message anytime).
Walter E. Robb, III - President and Treasurer,
Benchmark Advisers, Inc. (corporate financial        INVESTOR  SERVICE
consultants); President, Benchmark Consulting        MFS Service Center, Inc.
Group, Inc. (office services); Trustee,              P.O. Box 2281
Landmark Funds (mutual funds)                        Boston, MA 02107-9906

Arnold D. Scott* - Senior Executive Vice             For general information, call toll free:
President, Director and Secretary,                   1-800-225-2606 any business day from
Massachusetts Financial Services Company             8 a.m. to 8 p.m. Eastern time.

Jeffrey L. Shames* - President and Director,         For service to speech- or hearing-impaired,
Massachusetts Financial Services Company             call toll free: 1-800-637-6576 any business
                                                     day from 9 a.m. to 5 p.m. Eastern time.
J. Dale Sherratt  - President, Insight Resources,    (To use this service, your phone must be
Inc. (acquisition planning specialists)              equipped with a Telecommunications Device for
                                                     the Deaf.)
Ward Smith - Former Chairman (until 1994),
NACCO Industries; Director, Sundstrand               For share prices, account balances and
Corporation                                          exchanges, call toll free: 1-800-MFS-TALK
                                                     (1-800-637-8255) anytime from a touch-tone
INVESTMENT  ADVISER                                  telephone.
Massachusetts Financial Services Company
500 Boylston Street                                  -----------------------------------------------------
Boston, MA 02116-3741                                                 TOP RATED SERVICE

DISTRIBUTOR                                          NUMBER   For the second year in a row, MFS earned
MFS Fund Distributors, Inc.                            1       a #1 ranking in DALBAR, Inc's.
500 Boylston Street                                  DALBAR    Broker/Dealer Survey, Main Office
Boston, MA 02116-3741                                         Operations Service Quality category.
                                                             The firm achieved a 3.49 overall score - on
PORTFOLIO  MANAGER                                   a scale of 1 to 4 - in the 1995 survey. A total of
Maura Shaughnessy*                                   71 firms responded, offering input on the quality
                                                     of service they receive from 36 mutual fund companies
TREASURER                                            nationwide. The survey contained questions about service
W. Thomas London*                                    quality in 17 categories, including "knowledge of phone
                                                     service contacts," "accuracy of transaction processing,"
ASSISTANT  TREASURER                                 and "overall ease of doing business with the firm."
James O. Yost*                                       -------------------------------------------------------

      *Affiliated with the Investment Adviser

LETTER  TO  SHAREHOLDERS

Dear Shareholders:
Declining interest rates provided a positive environment for utility stocks over the past 12 months and helped bring their performance in line with broad market averages. During the year ended October 31, 1995, the Standard & Poor's Utility Index (the S&P Utility Index), an unmanaged, market-value-weighted total return index of all utility stocks in the Standard & Poor's 500 Composite Index (the S&P 500), returned +29.28%, while the return of the S&P 500, a popular, unmanaged index of common stock performance, was +26.41%. Over this same period, Class A shares of the Fund provided a total return of+ 22.48%, Class B shares +21.43%, and Class C shares +21.19%. These figures assume the reinvestment of distributions but exclude the effects of any sales charges. A discussion of the Fund's performance may be found in the Portfolio Performance and Strategy Section of this letter.

Economic Outlook
Moderate, but sustainable, growth appears to be the hallmark of the economic expansion's fifth year. While initial estimates showed the U.S. economy growing at an annual rate of 4.2% in the third quarter, this surprisingly strong growth was mainly driven by a pickup in consumer spending and an increase in business and government outlays. Although impressive, this growth rate is not expected to continue in coming months. Recent retail sales have been disappointing, in part because of rising levels of consumer debt. An extended period of lower mortgage rates seems to have relieved much of the pent-up demand for housing. Growth is not expected to get much help from the manufacturing sector, either, as order flows from manufacturers have moderated. Export activity, meanwhile, is also expected to remain modest as continued weakness abroad has limited demand for many U.S. goods. However, the Federal Reserve Board's consistent and, so far, successful efforts to fight inflation seem to be giving consumers and businesses enough longer term confidence to help maintain modest growth in real (adjusted for inflation) gross domestic product into 1996.

Interest Rates
Given the unexpected strength of the economy in the third quarter, prospects for further decreases in short-term interest rates by the Federal Reserve seem uncertain in the near term. Long-term rates, meanwhile, have moved noticeably downward in recent months in anticipation of more modest fourth-quarter growth with continued low inflation. While there have been some increases in commodity prices, companies have found it difficult to pass these on at the consumer level as they continue to fight for market share. Additionally, unit labor costs remain under control and seem to be growing at a pace that is near or below the ongoing inflation rate. Thus, with long-term government bonds yielding over 6% in an environment of 2% to 3% inflation, real rates of return in the fixed-income markets remain relatively attractive.

Stock Market
After some volatility late in the third quarter, the stock market appears to have stabilized. Although many companies reported solid third-quarter results, there was some weakness in the earnings of retail, financial services and even some technology companies. However, a slowdown in earnings may be a positive development if it is an indication that the economy is not overheating and that inflation - an enemy of long-term equity valuations - is under control. While we see a deceleration of corporate earnings as the inevitable consequence of traditional business cycles, we remain encouraged by the high absolute level of profitability among U.S. companies. Also, many companies' increasing emphasis on cost containment and growing use of technology have helped keep them highly competitive and reasonably profitable. Looking ahead, we believe that a stabilizing interest rate environment, coupled with reasonable earnings reports, could justify current market valuations.

Portfolio Performance and Strategy
Currently, the Fund remains overweighted in domestic utility stocks relative to the S&P Utility Index. Although competition is emerging in this industry, the pace of change is slower than had been anticipated. Along with solid cost control, we could see relatively strong earnings from this industry for the next several quarters. The Fund is currently emphasizing electric utilities which are taking the necessary steps to improve their competitive position. At this juncture, we believe the mid-tier-quality group offers much higher risk-adjusted returns than the high-quality segment. Portland General and PECO Energy, two of the Fund's largest holdings, fit these criteria.

    The Fund is underweighted in the regional Bell operating companies because we believe most of the good news in terms of legislation and growth prospects is reflected in the prices of the stocks, which have been strong performers so far this year. Although stocks of the long-distance companies have been solid performers, the Fund remains overweighted in these stocks because we are seeing accelerating growth in long-distance volume and more reasonable valuations. Two of the Fund's largest holdings, Frontier Corporation and MCI Communications, are in the long-distance telephone sector.

    The Fund is overweighted in gas utility stocks, focusing on pipeline companies with expansion opportunities and/or those which are improving the performance of their non-regulated subsidiaries. Williams Cos. and Westcoast Energy are two such companies.

    Currently, 13% of the Fund's total net assets is invested in international utilities. These investments may offer growth opportunities and more favorable regulatory treatment than domestic utilities. For example, Tele Danmark, the Fund's largest international holding, offers solid earnings and dividend growth.

    Finally, Real Estate Investment Trusts (REITs) currently comprise about 10% of the Fund's total net assets. We believe these investments offer above-average dividend growth with superior yield potential. In keeping with our strategy of remaining well-diversified, we have invested in storage, health care, industrial-office and manufactured-housing REITs.

    We appreciate your support and welcome any questions or comments you may have.

Respectfully,
---------------------------                  ---------------------------

[A photo of A. Keith Brodkin,                [A photo of Maura Shaughnessy,
 Chairman and President.]                     Portfolio Manager.]

---------------------------                  ---------------------------
/s/ A. Keith Brodkin                         /s/ Maura Shaughnessy
    Chairman and President                       Portfolio Manager

    November 10, 1995

PORTFOLIO  MANAGER  PROFILE

Maura Shaughnessy joined MFS in 1991 as an equity analyst. A graduate of Colby College and the Amos Tuck School of Business at Dartmouth College, she was promoted to Assistant Vice President in 1992, Vice President in 1993 and has managed MFS Utilities Fund since March of 1992. Ms. Shaughnessy is a Chartered Financial Analyst (C.F.A.).

OBJECTIVE  AND  POLICIES

Under normal market conditions, the Fund seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities).

The Fund invests at least 65% of its assets in equity and debt securities of both domestic and foreign companies in the utilities industry. These securities include common stocks, preferred stocks, securities convertible into common stocks or preferred stocks, and warrants. The Fund may also invest up to 35% of its assets in debt and equity securities of issuers in other industries, or in cash.

TAX  FORM  SUMMARY

In January 1996, shareholders will be mailed a Tax Form Summary reporting the federal tax status of all distributions paid during the calendar year 1995.

For the year ended October 31, 1995, the amount of distributions from income eligible for the 70% dividends-received deduction for corporations came to 66.72%.

PERFORMANCE

The information on the following page illustrates the historical performance of MFS Utilities Fund Class A shares in comparison to various market indicators. Fund results in the graph reflect the deduction of the 4.75% maximum sales charge. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index. All results reflect the reinvestment of all dividends and capital gains.

Class B shares were offered effective September 7, 1993. Information on Class B share performance appears on the next page.

Please note that effective January 3, 1994, Class C shares were offered. Information on Class C share performance appears on the next page.


Growth of a Hypothetical $10,000 Investment
(For the Period from March 1, 1992 to October 31, 1995)

Line graph representing the growth of a $10,000 investment for the four-year period ended October 31, 1995. The graph is scaled from $8,000 to $18,000 in $2,000 segments. The years are marked in 12-month segments from 1992 to 1995. There are four lines drawn to scale. One is a solid line representing MFS Utilities Fund (Class A), a second line of very-short dashes represents the S&P 500, a third line of short dashes represents the Lehman Brothers Corporate Bond Utility Index, and a fourth line of medium-short dashes represents the Consumer Price Index.

MFS Utilities Fund (Class A)                    $14,955
S&P 500                                         $16,148
Lehman Brothers Corporate Bond Utility Index    $13,633
Consumer Price Index                            $11,089


AVERAGE ANNUAL TOTAL RETURNS
                                                                     Life of
                                                                       Class
                                                                     through
                                                1 Year    3 Years   10/31/95
------------------------------------------------------------------------------
MFS Utilities Fund (Class A) including
  4.75% sales charge                           +16.65%    +11.73%    +11.63%*
------------------------------------------------------------------------------
MFS Utilities Fund (Class A) at net asset
  value                                        +22.48%    +13.53%    +13.08%*
------------------------------------------------------------------------------
MFS Utilities Fund (Class B) with
  CDSC+                                        +17.43%       --      + 5.97%++
------------------------------------------------------------------------------
MFS Utilities Fund (Class B) without CDSC      +21.43%       --      + 7.26%++
------------------------------------------------------------------------------
MFS Utilities Fund (Class C)                   +21.19%       --      + 8.73%#
------------------------------------------------------------------------------
Average utility fund                           +17.55%    + 8.77%    + 9.78%
------------------------------------------------------------------------------
Lehman Brothers Corporate Bond Utility
  Index##                                      +20.12%    + 8.61%    + 8.88%
------------------------------------------------------------------------------
Standard & Poor's Utility Index                +29.28%    +12.44%    +13.96%
------------------------------------------------------------------------------
Consumer Price Index**                         + 2.81%    + 2.72%    + 2.86%
------------------------------------------------------------------------------
  *For the period from the commencement of offering of Class A shares, February
   14, 1992 to October 31, 1995. Benchmark comparisons begin on March 1, 1992. +These returns reflect the current Class B contingent deferred sales charge
   (CDSC) of 4% for the 1-year period and 3% for the period commencing September 7, 1993.
 ++For the period from the commencement of offering of Class B shares, September
   7, 1993 to October 31, 1995.
  #For the period from the commencement of offering of Class C shares, January
   3, 1994 to October 31, 1995. Class C shares have no initial sales charge or CDSC but, along with Class B shares, have higher annual fees and expenses than Class A shares.
 ##The Lehman Brothers Corporate Bond Utility Index includes all publicly issued, fixed-rate, nonconvertible investment-grade domestic utility debt. **The Consumer Price Index is a popular measure of change in prices.

In the table on the previous page, we have included the average annual total returns of all utility funds (including the Fund) tracked by Lipper Analytical Services, Inc. (an independent firm which reports mutual fund performance) for the applicable time periods. Because these returns do not reflect any applicable sales charges, we have also included the Fund's results at net asset value (no sales charge) for comparison.

All results are historical and, therefore, are not an indication of future results. The investment return and principal value of an investment in a mutual fund will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost. All Fund results reflect the applicable expense subsidy which is explained in the Notes to Financial Statements. Had the subsidy not been in effect, the results would have been less favorable.

PORTFOLIO  OF  INVESTMENTS - October 31, 1995

Non-Convertible  Bonds - 19.1%
-----------------------------------------------------------------------------
                                                Principal Amount
Issuer                                             (000 Omitted)        Value
-----------------------------------------------------------------------------
U.S. Bonds - 18.9%
  Telecommunications - 0.2%
    Rogers Cablesystems, Inc., 10.125s, 2012              $  200  $   208,000
-----------------------------------------------------------------------------
  U.S. Government Guaranteed  - 10.5%
    Government National Mortgage Association  - 0.3%
      GNMA, 9s, 2018                                      $  291  $   305,775
-----------------------------------------------------------------------------
    U.S. Treasury Obligations  - 10.2%
      U.S. Treasury Notes, 6.875s, 1999                   $3,000  $ 3,108,270
      U.S. Treasury Notes, 9.125s, 1999                    3,000    3,317,340
      U.S. Treasury Notes, 6.125s, 2000                    2,000    2,024,680
      U.S. Treasury Notes, 7.25s, 2004                       530      573,889
      U.S. Treasury Bonds, 7.625s, 2025                      200      232,188
                                                                  -----------
                                                                  $ 9,256,367
-----------------------------------------------------------------------------
Total U.S. Government Guaranteed                                  $ 9,562,142
-----------------------------------------------------------------------------
  Utilities  - Electric  - 5.3%
    BVPS II Funding Corp., 8.33s, 2007                    $  167  $   165,051
    Commonwealth Edison, 8.375s, 2023                        500      528,665
    First PV Funding Corp., 10.15s, 2016                     500      506,250
    Gulf States Utilities Co., 8.25s, 2004                   250      267,733
    Gulf States Utilities Co., 8.7s, 2024                    250      261,650
    Louisiana Land & Exploration, 7.65s, 2023                500      496,765
    Midland Cogeneration Venture Corp.,
    10.33s, 2002                                             523      546,179
    Niagara Mohawk Power, 7.75s, 2006                        150      137,203
    Ohio Edison, 7.375s, 2002                                500      514,230
    System Energy Resources, 7.38s, 2000                     500      494,375
    Texas & New Mexico Power Co., 12.5s, 1999                300      337,500
    Utilicorp United, Inc., 8.45s, 1999                      500      534,985
                                                                  -----------
                                                                  $ 4,790,586
-----------------------------------------------------------------------------
  Utilities  - Gas  - 2.6%
    ANR Pipeline Co., 7s, 2025                            $  500  $   525,045
    Coastal Corp., 10.375s, 2000                             500      571,920
    Coastal Corp., 7.75s, 2035                               500      491,875
    Oryx Energy Co., 9.3s, 1996                              250      252,643
    Southern Union Co., 7.6s, 2024                           500      504,230
                                                                  -----------
                                                                  $ 2,345,713
-----------------------------------------------------------------------------
  Utilities  - Telephone  - 0.3%
    Northwestern Bell Telephone Co., 9.125s, 2030         $  250  $   259,883
-----------------------------------------------------------------------------
Total U.S. Bonds                                                  $17,166,324
-----------------------------------------------------------------------------
Foreign Bonds  - 0.2%
  Argentina
    Hidroelectrica Alicura, 8.375s, 1999
    (Utilities - Electric)##                              $  150  $   132,000
-----------------------------------------------------------------------------
Total Non-Convertible Bonds (Identified Cost, $17,179,523)        $17,298,324
-----------------------------------------------------------------------------
CONVERTIBLE  BONDS - 3.0%
-----------------------------------------------------------------------------
U.S. Bonds - 1.8%
  ADT Operations, Inc., 0s, 2010 (Financial
    Institutions)                                         $1,870  $   825,138
  Assisted Living Concepts, 7s, 2005 (Real
    Estate Investment Trusts)                                710      798,750
-----------------------------------------------------------------------------
Total U.S. Bonds                                                  $ 1,623,888
-----------------------------------------------------------------------------
Foreign Bonds - 1.2%
  Canada
    Rogers Communications, Inc., 2s, 2005
    (Utilities - Telecommunications)                   CAD 2,074  $ 1,078,480
-----------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $2,769,124)             $ 2,702,368
-----------------------------------------------------------------------------

COMMON  STOCKS - 73.0%
-----------------------------------------------------------------------------
                                                          Shares
-----------------------------------------------------------------------------
U.S. Stocks - 62.8%
  Financial Institutions - 1.6%
    Philip Morris Cos., Inc.                              17,100  $ 1,444,950
-----------------------------------------------------------------------------
  Real Estate Investment Trusts  - 9.7%
    Beacon Properties Corp.                               30,000  $   652,500
    Factory Stores America, Inc.                          14,900      286,825
    Hospitality Properties Trust                          30,500      800,625
    LTC Properties, Inc.                                  54,400      788,800
    National Health Investors, Inc.                       39,200    1,176,000
    Reckson Associates Realty Corp.                       49,500    1,330,313
    Sovran Self Storage, Inc.                             29,400      727,650
    Storage Equities, Inc.                                73,000    1,341,375
    Sun Communities, Inc.                                 20,000      497,500
    TriNet Corporate Realty Trust, Inc.                   45,000    1,203,750
                                                                  -----------
                                                                  $ 8,805,338
-----------------------------------------------------------------------------
  Utilities - Electric - 27.2%
    Baltimore Gas & Electric Co.                          30,000  $   802,500
    CMS Energy Corp.                                      63,000    1,740,375
    Cinergy Corp.                                         25,549      724,953
    Eastern Utilities Assn.                               20,000      470,000
    Entergy Corp.                                         34,000      969,000
    FPL Group, Inc.                                       35,000    1,465,625
    General Public Utilities Corp.                        69,800    2,181,250
    Houston Industries, Inc.                              40,700    1,887,463
    Illinova Corp.                                        65,900    1,869,912
    NIPSCO Industries, Inc.                               17,500      638,750
    New England Electric System                           10,000      390,000
    PECO Energy Co.                                       65,700    1,921,725
    PP&L Resources, Inc.                                  45,000    1,012,500
    Pacific Gas & Electric Co.                            55,200    1,621,500
    Pinnacle West Capital Corp.                           69,500    1,911,250
    Portland General Corp.                                80,600    2,186,275
    Public Service Company of New Mexico*                 50,000      837,500
    Sithe Energies, Inc.*                                 11,200       79,800
    Unicom Corp.                                          58,200    1,906,050
                                                                  -----------
                                                                  $24,616,428
-----------------------------------------------------------------------------
  Utilities - Gas - 11.9%
    Coastal Corp.                                         63,500  $ 2,055,813
    Enron Corp.                                           44,200    1,519,375
    Pacific Enterprises                                   49,000    1,212,750
    Panhandle Eastern Corp.                               46,000    1,161,500
    Transcanada Pipe Ltd.                                 35,000      468,125
    Westcoast Energy, Inc.                               112,000    1,652,000
    Williams Cos., Inc.                                   71,500    2,761,687
                                                                  -----------
                                                                  $10,831,250
-----------------------------------------------------------------------------
  Utilities - Telephone- 12.4%
    AT&T Corp.                                             9,600  $   614,400
    Ameritech Corp.                                       24,200    1,306,800
    Frontier Corp.                                        97,600    2,635,200
    GTE Corp.                                             35,650    1,470,562
    MCI Communications Corp.                              76,800    1,915,200
    SBC Communications, Inc.                              22,000    1,229,250
    Sprint Corp.                                          20,500      789,250
    US West Communications Group                          27,600    1,314,450
                                                                  -----------
                                                                  $11,275,112
-----------------------------------------------------------------------------
Total U.S. Stocks                                                 $56,973,078
-----------------------------------------------------------------------------
Foreign Stocks  - 10.2%
  Argentina  - 1.3%
    Central Costenera, ADR (Utilities - Electric)##       44,200  $ 1,204,450
-----------------------------------------------------------------------------
  Denmark - 2.0%
    Tele Danmark, ADR (Utilities  - Telephone)            67,900  $ 1,773,887
-----------------------------------------------------------------------------
  Italy - 2.1%
    Telecom Italia S.p.A. (Utilities  -
    Telecommunications)                                   68,000  $   114,402
    Telecom Italia S.p.A. Di Risp (Utilities
    - Telecommunications)                              1,309,400    1,457,634
    Telecom Italia S.p.A. - RNC (Utilities  -
    Telecommunications)                                  300,000      354,717
                                                                  -----------
                                                                  $ 1,926,753
-----------------------------------------------------------------------------
  Spain  - 1.9%
    Empresa Nacional de Electricidad, ADR
    (Utilities - Electric)                                16,300  $   819,075
    Iberdrola (Utilities  - Electric)                    121,000      912,833
                                                                  -----------
                                                                  $ 1,731,908
-----------------------------------------------------------------------------
  United Kingdom - 2.9%
    East Midlands Electricity (Utilities -
    Electric)                                                 80  $     1,098
    London Electricity (Utilities - Electric)             54,300      774,352
    National Power (Utilities - Electric)*               100,000      319,362
    PowerGen (Utilities - Electric)                      108,050      970,298
    PowerGen - 195 (Utilities - Electric)                127,500      516,038
                                                                  -----------
                                                                  $ 2,581,148
-----------------------------------------------------------------------------
Total Foreign Stocks                                              $ 9,218,146
-----------------------------------------------------------------------------
Total Common Stocks (Identified Cost, $58,107,188)                $66,191,224
-----------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK - 0.9%
-----------------------------------------------------------------------------
Argentina - 0.9%
  Compania Inversiones Telephone, 7% (Utilities -
    Telephone)## (Identified Cost, $994,600)              18,400  $   800,400
-----------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS - 2.9%
-----------------------------------------------------------------------------
                                                Principal Amount
                                                   (000 Omitted)
-----------------------------------------------------------------------------
  Federal Home Loan Mortgage Corp., due 11/16/95          $  900  $   897,889
  General Electric Co., due 11/01/95                       1,780    1,780,000
-----------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                   $ 2,677,889
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $81,728,324)                  $89,670,205
OTHER  ASSETS,  LESS  LIABILITIES - 1.1%                              985,960
=============================================================================
Net Assets - 100.0%                                               $90,656,165
-----------------------------------------------------------------------------
 *Non-income producing security.
##SEC Rule 144A restriction.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below.
               CAD = Canadian Dollars      GBP = British Pounds

See notes to financial statements

FINANCIAL  STATEMENTS

Statement  of  Assets  and  Liabilities
------------------------------------------------------------------------------
October 31, 1995
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $81,728,324)           $89,670,205
  Cash                                                                 1,098
  Net receivable for forward foreign currency exchange
    contracts purchased                                                  319
  Receivable for Fund shares sold                                    381,689
  Receivable for investments sold                                  2,647,806
  Interest and dividends receivable                                  690,683
  Deferred organization expenses                                      14,198
                                                                 -----------
      Total assets                                               $93,405,998
                                                                 -----------
Liabilities:
  Distributions payable                                          $    37,538
  Payable for Fund shares reacquired                                 150,941
  Payable for investments purchased                                2,448,547
  Payable to affiliates -
    Management fee                                                     2,757
    Shareholder servicing agent fee                                    1,216
    Distribution fee                                                  15,673
  Accrued expenses and other liabilities                              93,161
                                                                 -----------
      Total liabilities                                          $ 2,749,833
                                                                 -----------
Net assets                                                       $90,656,165
                                                                 ===========
Net assets consist of:
  Paid-in capital                                                $80,808,160
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                   7,941,660
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                              2,044,315
  Accumulated distributions in excess of net investment income      (137,970)
                                                                 -----------
      Total                                                      $90,656,165
                                                                 ===========
Shares of beneficial interest outstanding                         11,071,408
                                                                 ===========
Class A shares:
  Net asset value and redemption price per share
    (net assets of $52,474,150 / 6,402,600 shares of
    beneficial interest outstanding)                               $8.20
                                                                   =====
  Offering price per share (100/95.25 of net value per share)      $8.61
                                                                   =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $33,238,550 / 4,064,762 shares of
    beneficial interest outstanding)                               $8.18
                                                                   =====
Class C shares:
  Net asset value, offering price and redemption price per share
    (net assets of $4,943,465 / 604,046 shares of beneficial
    interest outstanding)                                          $8.18
                                                                   =====
On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements

Statement  of  Operations
------------------------------------------------------------------------------
Year Ended October 31, 1995
------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                     $ 2,630,729
    Interest                                                        1,126,691
    Foreign taxes withheld                                            (62,693)
                                                                  -----------
      Total investment income                                     $ 3,694,727
                                                                  -----------
  Expenses -
    Management fee                                                $   505,241
    Trustees' compensation                                             35,886
    Shareholder servicing agent fee (Class A)                          65,882
    Shareholder servicing agent fee (Class B)                          55,762
    Shareholder servicing agent fee (Class C)                           5,418
    Distribution and service fee (Class A)                             12,209
    Distribution and service fee (Class B)                            221,808
    Distribution and service fee (Class C)                             35,932
    Custodian fee                                                      39,928
    Printing                                                           39,208
    Auditing fees                                                      32,800
    Postage                                                            16,156
    Legal fees                                                          3,868
    Amortization of organization expenses                               3,804
    Miscellaneous                                                      79,384
                                                                  -----------
      Total expenses                                              $ 1,153,286
    Fees paid indirectly                                               (3,514)
    Reduction of expenses by investment adviser                      (285,841)
                                                                  -----------
        Net expenses                                              $   863,931
                                                                  -----------
            Net investment income                                 $ 2,830,796
                                                                  ===========
Realized and unrealized gain on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                       $ 3,134,194
    Foreign currency transactions                                     (44,998)
                                                                  -----------
      Net realized gain on investments and foreign currency
        transactions                                              $ 3,089,196
                                                                  -----------
  Change in unrealized appreciation -
    Investments                                                   $ 8,994,045
    Translation of assets and liabilities in foreign currencies        37,884
                                                                  -----------
      Net unrealized gain on investments                          $ 9,031,929
                                                                  -----------
        Net realized and unrealized gain on investments and
          foreign currency                                        $12,121,125
                                                                  -----------
          Net increase in net assets from operations              $14,951,921
                                                                  ===========

See notes to financial statements

Statement  of  Changes  in  Net  Assets
-----------------------------------------------------------------------------------------------
Year Ended October 31,                                                 1995               1994
-----------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                                         $ 2,830,796        $ 2,541,280
  Net realized gain (loss) on investments and foreign
    currency transactions                                         3,089,196         (1,048,132)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                          9,031,929         (3,868,794)
                                                                -----------        -----------
    Increase (decrease) in net assets from operations           $14,951,921        $(2,375,646)
                                                                -----------        -----------
Distributions declared to shareholders -
  From net investment income (Class A)                          $(1,950,814)       $(2,081,568)
  From net investment income (Class B)                             (894,547)          (524,361)
  From net investment income (Class C)                             (123,779)           (42,372)
  From net realized gain on investments and foreign
    currency transactions (Class A)                                --               (1,205,090)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                --                 (217,435)
                                                                -----------        -----------
    Total distributions declared to shareholders                $(2,969,140)       $(4,070,826)
                                                                -----------        -----------
Fund share (principal) transactions -
  Net proceeds from sale of shares                              $54,589,877        $45,045,270
  Net asset value of shares issued to shareholders in
    reinvestment of distributions                                 2,417,592          3,351,049
  Cost of shares reacquired                                     (42,534,317)       (26,584,135)
                                                                -----------        -----------
    Increase in net assets from Fund share transactions         $14,473,152        $21,812,184
                                                                -----------        -----------
      Total increase in net assets                              $26,455,933        $15,365,712
Net assets:
  At beginning of period                                         64,200,232         48,834,520
                                                                -----------        -----------
  At end of period (including accumulated undistributed
    net investment income [accumulated distributions in
    excess of net investment income] of $(137,970) and
    $62,055, respectively)                                      $90,656,165        $64,200,232
                                                                ===========        ===========

See notes to financial statements

Financial  Highlights
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended October 31,                                                        1995            1994            1993          1992<F1>
-----------------------------------------------------------------------------------------------------------------------------------
                                                                           Class A
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                      $ 7.00          $ 7.86          $ 6.68         $ 6.33
                                                                           ------          ------          ------         ------
Income from investment operations<F3> -
  Net investment income<F6>                                                $ 0.31          $ 0.33          $ 0.40         $ 0.17
  Net realized and unrealized gain (loss) on investments and
    foreign currency transactions                                            1.22           (0.63)           1.19           0.30
                                                                           ------          ------          ------         ------
      Total from investment operations                                     $ 1.53          $(0.30)         $ 1.59         $ 0.47
                                                                           ------          ------          ------         ------
Less distributions declared to shareholders -
  From net investment income                                               $(0.33)         $(0.35)         $(0.38)        $(0.12)
  From net realized gain on investments and foreign currency
    transactions                                                             --             (0.21)          (0.03)          --
                                                                           ------          ------          ------         ------
      Total distributions declared to shareholders                         $(0.33)         $(0.56)         $(0.41)        $(0.12)
                                                                           ------          ------          ------         ------
Net asset value - end of period                                            $ 8.20          $ 7.00          $ 7.86         $ 6.68
                                                                           ======          ======          ======         ======
Total return<F5>                                                           22.48%         (3.89)%          24.39%         11.02%<F2>
Ratios (to average net assets)/Supplemental data<F6>:
  Expenses<F4>                                                              0.83%           0.65%           0.65%          0.65%<F2>
  Net investment income                                                     4.30%           4.58%           4.57%          5.44%<F2>
Portfolio turnover                                                           152%            115%            119%            63%
Net assets at end of period (000 omitted)                                 $52,474         $42,027         $43,423        $12,859

<F1>For the period from the commencement of investment operations, February 14, 1992 to October 31, 1992.
<F2>Annualized.
<F3>Per share data for the periods subsequent to October 31, 1993 is based on average shares outstanding.
<F4>For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
<F5>Total returns for Class A shares do not include the applicable sales charge. If the sales charge had been included, the results would have been lower.
<F6>The investment adviser did not impose a portion of its management fee and agreed to reduce expenses of the Fund. If these expenses had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income                                                   $ 0.28          $ 0.28          $ 0.31         $ 0.13
    Ratios (to average net assets):
      Expenses                                                               1.23%           1.41%           1.68%       2.63%+
      Net investment income                                                  3.90%           3.82%           4.20%       3.46%+

See notes to financial statements

FINANCIAL  HIGHLIGHTS - continued

---------------------------------------------------------------------------------------------------------------------------------
Year Ended October 31,                                            1995        1994         1993<F1>         1995         1994<F2>
---------------------------------------------------------------------------------------------------------------------------------
                                                                 Class B                                     Class C
---------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -beginning of period                             $ 6.98      $ 7.84      $ 7.83              $ 6.99      $ 7.48
                                                                 ------      ------      ------              ------      ------
Income from investment operations<F5> -
  Net investment income<F7>                                      $ 0.24      $ 0.25      $ 0.05              $ 0.24      $ 0.25
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                                   1.22       (0.63)       0.01                1.21       (0.54)
                                                                 ------      ------      ------              ------      ------
      Total from investment operations                           $ 1.46      $(0.38)     $ 0.06              $ 1.45      $(0.29)
                                                                 ------      ------      ------              ------      ------
Less distributions declared to shareholders -
  From net investment income                                     $(0.26)     $(0.27)     $(0.05)             $(0.26)     $(0.20)
  From net realized gain on investments and
    foreign currency transactions                                 --          (0.21)      --                  --          --
      Total distributions declared to
        shareholders                                             $(0.26)     $(0.48)     $(0.05)             $(0.26)     $(0.20)
                                                                 ------      ------      ------              ------      ------
Net asset value - end of period                                  $ 8.18      $ 6.98      $ 7.84              $ 8.18      $ 6.99
                                                                 ======      ======      ======              ======      ======
Total return                                                     21.43%     (4.92)%       0.69%<F4>          21.19%     (3.87)%<F4>
Ratios (to average net assets)/Supplemental data<F7>:
  Expenses<F6>                                                    1.74%       1.72%       1.50%<F3>           1.81%       1.65%<F3>
  Net investment income                                           3.33%       3.51%       1.80%<F3>           3.23%       3.56%<F3>
Portfolio turnover                                                 152%        115%        119%                152%        115%
Net assets at end of period (000 omitted)                       $33,239     $19,774      $5,412              $4,943      $2,399

<F1>For the period from the commencement of offering of Class B shares, September 7, 1993 to October 31, 1993.
<F2>For the period from the commencement of offering of Class C shares, January 3, 1994 to October 31, 1994.
<F3>Annualized.
<F4>Not annualized.
<F5>Per share data for the periods subsequent to October 31, 1993 is based on average shares outstanding.
<F6>For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
<F7>The investment adviser did not impose a portion of its management fee and agreed to reduce expenses of the Fund. If these expenses had been incurred by the Fund, the net investment income per share and the ratios would have been:
    Net investment income                                        $ 0.21      $ 0.20     $ (0.07)             $ 0.21      $ 0.20
    Ratios (to average net assets):
      Expenses                                                    2.14%       2.48%       3.27%<F3>           2.21%       2.41%<F3>
      Net investment income                                       2.93%       2.74%       1.53%<F3>           2.83%       2.80%<F3>

See notes to financial statements

Notes  to  Financial  Statements

(1) Business  and  Organization
MFS Utilities Fund (the Fund) is a non-diversified series of MFS Series Trust VI (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant  Accounting  Policies
Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the- counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of operations of the Fund.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee offset arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended October 31, 1995, accumulated distributions in excess of net investment income was increased by $61,681, accumulated undistributed net realized gain on investments and foreign currency transactions was increased by $47,449 and paid-in capital was increased by $14,232 due to differences between book and tax accounting for mortgage-backed securities, currency transactions and non-taxable dividends. This change had no effect on the net assets or net asset value per share. At October 31, 1995, accumulated distributions in excess of net investment income and realized gain on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for non-deductible pension expense and wash sales.

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B and Class C shares. The three classes of shares differ in their respective shareholder servicing agent, distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions  with  Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.375% of average daily net assets and 6.25% of investment income. The investment adviser did not impose a portion of its fee, which is reflected as a reduction of expenses in the Statement of Operations.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $4,511 for the year ended October 31, 1995.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $135,056 for the year ended October 31, 1995, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted separate distribution plans for Class A, Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $0 for the year ended October 31, 1995. MFD is not imposing the 0.10% distribution fee for an indefinite period. Fees incurred under the distribution plan during the year ended October 31, 1995 were 0.03% of average daily net assets attributable to Class A shares on an annualized basis.

The Class B and Class C distribution plans provide that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. The service fee is currently suspended for Class B shares held over one year. MFD will pay to securities dealers that enter into a sales agreement with MFD, all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $0 and $83 for Class B and Class C shares, respectively, for the year ended October 31, 1995. Fees incurred under the distribution plans during the year ended October 31, 1995 were 0.88% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

A contingent deferred sales charge is imposed on shareholder redemptions of Class A shares, on purchases of $1 million or more, in the event of a shareholder redemption within 12 months following the share purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended October 31, 1995 were $41 and $76,193 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22% and up to 0.15% attributable to Class A, Class B and Class C shares, respectively.

(4) Portfolio  Securities
Purchases and sales of investments, other than short-term obligations, were as follows:

                                                     Purchases        Sales
------------------------------------------------------------------------------
U.S. Government securities                         $21,436,670  $16,469,325
                                                   ===========  ===========
Investments (non-U.S. Government securities)       $95,486,562  $89,076,821
                                                   ===========  ===========

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                  $82,013,201
                                                                ===========
Gross unrealized appreciation                                   $ 8,499,534
Gross unrealized depreciation                                      (842,530)
                                                                -----------
  Net unrealized appreciation                                   $ 7,657,004
                                                                ===========

(5) Shares  of  Beneficial  Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                       1995                          1994
Year Ended October     -------------------------     ------------------------
31,                    Shares          Amount        Shares         Amount
-----------------------------------------------------------------------------
Shares sold            2,699,306   $ 20,628,776     2,190,865   $ 16,077,771
Shares issued to
 shareholders in
 reinvestment of
 distributions           214,458      1,568,560       370,127      2,689,482
Shares reacquired     (2,514,510)   (18,778,516)   (2,083,365)   (15,124,516)
                       ---------   ------------     ---------    -----------
  Net increase           399,254   $  3,418,820       477,627   $  3,642,737
                       =========   ============     =========   ============

Class B Shares

                       1995                          1994
Year Ended             ------------------------      ------------------------
October 31,            Shares          Amount        Shares         Amount
-----------------------------------------------------------------------------
Shares sold            4,097,196   $ 30,083,089     3,158,234   $ 22,915,060
Shares issued to
shareholders in
 reinvestment of
distributions            101,411        742,636        86,550        623,513
Shares reacquired     (2,964,865)   (21,644,727)   (1,103,660)    (7,857,710)
                       ---------   ------------     ---------    -----------
  Net increase         1,233,742   $  9,180,998     2,141,124   $ 15,680,863
                       =========   ============     =========   ============

Class C Shares

                       1995                          1994
Year Ended             ------------------------      ------------------------
October 31,            Shares          Amount        Shares         Amount
-----------------------------------------------------------------------------
Shares sold              533,340   $  3,878,012       841,006   $  6,052,439
Shares issued to
shareholders in
 reinvestment of
distributions             14,452        106,396         5,376         38,054
Shares reacquired       (286,745)    (2,111,074)     (503,383)    (3,601,909)
                         -------      ---------       -------     ----------
  Net increase           261,047   $  1,873,334       342,999   $  2,488,584
                         =======   ============       =======   ============

+For the period from the commencement of offering of Class C shares, January 3, 1994 to October 31, 1994.

(6) Line  of  Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS, in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended October 31, 1995 was $325.

(7) Financial  Instruments
The Fund trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts

                                            Contracts to                         Contracts   Net Unrealized
                     Settlement Date     Deliver/Receive   In Exchange for        at Value     Appreciation
-----------------------------------------------------------------------------------------------------------
Purchases        11/01/95 - 11/07/95        GBP  364,876          $576,550        $576,869             $319
                                                                  ========        ========             ====

At October 31, 1995, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted  Securities
The Fund may invest not more than 10% of its net assets in securities which are subject to legal or contractual restrictions on resale. At October 31, 1995, the Fund owned the following restricted securities (constituting 2.36% of net assets) which may not be publicly sold without registration under the Securities Act of 1933 (the 1933 Act). The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees. All of these securities may be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act.

                                                                  Share/
Description                   Date of Acquisition             Par Amount            Cost           Value
--------------------------------------------------------------------------------------------------------
Central Costenera, ADR                   12/17/93 - 1/31/95       44,200      $1,047,088      $1,204,450
Compania Inversiones Telephone, 7%                  2/24/94       18,400         994,600         800,400
Hidroelectrica Alicura, 8.375s, 1999                4/08/94      150,000         143,526         132,000
                                                                                              ----------
                                                                                              $2,136,850
                                                                                              ==========

Report  of  Ernst  &  Young  LLP,  Independent  Auditors

To the Trustees of MFS Series Trust VI and Shareholders of MFS Utilities Fund:

We have audited the accompanying statement of assets and liabilities of MFS Utilities Fund, including the schedule of portfolio investments, as of October 31, 1995 and the related statement of operations for the year then ended and the statement of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 1993, and for the period February 14, 1992 (commencement of investment operations) to October 31, 1992 for Class A shares, and for the period September 7, 1993 (commencement of investment operations) to October 31, 1993 for Class B shares, were audited by other auditors whose report dated December 14, 1993 expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Utilities Fund at October 31, 1995, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

                                           /s/ Ernst & Young LLP

Boston, Massachusetts
December 8, 1995


                ---------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) Utilities Fund              NUMBER                 ----------------------
                                     1                         Bulk Rate
500 Boylston Street                DALBAR                      U.S. Postage
Boston, MA 02116                                               P A I D
                             TOP-RATED SERVICE                 Permit #55638
                                                               Boston, MA
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